UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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ORSUS XELENT TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ORSUS XELENT TECHNOLOGIES, INC.
12th Floor, Tower B, Chaowai MEN Office Building
26 Chaowai Street, Chaoyang Disc.
Beijing, People’s Republic Of China 100020

[November 8], 2010

To the Stockholders of Orsus Xelent Technologies, Inc.:

The annual meeting of the stockholders of Orsus Xelent Technologies, Inc., a Delaware corporation, will be held on Thursday, December 30, 2009 at [9:00 a.m. local time] at the offices of K&L Gates LLP, Suite 1009-1011, Tower C1, Oriental Plaza, No.1 East Chang An Avenue, Dongcheng District, Beijing, 100738.

Details of the business to be conducted at the Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, which you are urged to read carefully.

On behalf of the Board of Directors, I cordially invite all stockholders to attend the Meeting. It is important that your shares be voted on the matters scheduled to come before the Meeting. Whether or not you plan to attend the Meeting, I urge you to vote your shares.  For your convenience, we are providing three ways in which you may vote your shares: (1) by internet, at www.proxyvote.com and using the control number located on your proxy card; (2) by touch-tone telephone, by dialing the toll-free telephone number located on your proxy card and following the instructions; or (3) by mail, by executing and returning the enclosed proxy card in the prepaid envelope provided.  If you attend the Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Meeting, you may revoke such proxy at any time prior to the Meeting by executing another proxy bearing a later date or providing written notice of such revocation to the Chairman of the Board of Directors of the Company.

Sincerely,

/s/ Liu Yu
Liu Yu
Chairman of the Board of Directors

Important Notice Regarding the Availability of Proxy Materials for the annual meeting of stockholders to be held on December 30, 2010: In accordance with rules and regulations adopted by the Securities and Exchange Commission, we are now providing access to our proxy materials, including the proxy statement, our Annual Report for the 2009 fiscal year and a form of proxy relating to the annual meeting, over the internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.proxyvote.com. These proxy materials are available free of charge.

ORSUS XELENT TECHNOLOGIES, INC.

NOTICE OF THE 2010 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On December 30, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Orsus Xelent Technologies, Inc., a Delaware corporation, will be on Thursday, December 30, 2009 at [9:00 a.m. local time] at Suite 1009-1011, Tower C1, Oriental Plaza, No.1 East Chang An Avenue, Dongcheng District, Beijing, 100738 for the following purposes:

1.	To elect five (5) directors of the Company to hold office until the 2011 Annual Meeting of Stockholders;

2.
To approve an amendment to the Company's certificate of incorporation to implement a reverse stock split of the Company’s issued and outstanding common stock at an exchange ratio of up to one (1) for thirty (30).

3.	To ratify the appointment of Kabani & Company, Inc. as the Company’s independent auditors for the fiscal year ending December 31, 2010; and

4.	To conduct any other business properly brought before the annual meeting or any adjournment or postponement thereof.

The Board of Directors recommends that you vote in favor of each proposal.

Stockholders of record as of the Record Date (as defined below) are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE YOUR SHARES.  FOR YOUR CONVENIENCE, WE HAVE PROVIDED THREE EASY METHODS IN WHICH YOU CAN VOTE YOUR SHARES:

•	By Internet. Visit www.proxyvote.com and enter the control number located on your proxy card.

•	By Touch-Tone Telephone. Dial the toll-free number found on your proxy card and follow the simple instructions.

•	By Mail. Simply return your executed proxy in the enclosed postage paid envelope.

 THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

By Order Of The Board Of Directors

/s/ Liu Yu
Liu Yu
Chairman of the Board of Directors

[November 8], 2010

ORSUS XELENT TECHNOLOGIES, INC.
29th Floor, Tower B, Chaowai MEN Office Building
26 Chaowai Street, Chaoyang Disc.
Beijing, People’s Republic Of China 100020

 PROXY STATEMENT

 GENERAL INFORMATION

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of Orsus Xelent Technologies, Inc., a Delaware corporation (the “Company” or “Orsus”), for the Annual Meeting of the Stockholders (the “Meeting”) to be held at [9:00 a.m. local time] and at any adjournment or adjournments thereof, at Suite 1009-1011, Tower C1, Oriental Plaza, No.1 East Chang An Avenue, Dongcheng District, Beijing, 100738

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to the stockholders is November [8], 2010.  The proxy materials are also available free of charge on the internet at www.proxyvote.com.   Stockholders are invited to attend the annual meeting to vote on the proposals described in this proxy statement.  However, stockholders do not need to attend the annual meeting to vote.  Instead,. stockholders may simply complete, sign and return the proxy card, complete the proxy card online at www.proxyvote.com, or vote by telephone by dialing the toll-free telephone number located on the proxy card.

We will bear the expense of solicitation of proxies for the Meeting, including the printing and mailing of this Proxy Statement. We may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their name or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold Common Stock (as defined below) and to request authority for the execution of the proxies. In addition, some of our officers, directors and employees, without additional compensation, may solicit proxies on behalf of the Board personally or by mail, telephone or facsimile.

VOTING SECURITIES, VOTING AND PROXIES

Record Date

Only stockholders of record of our common stock, $.001 par value (the “Common Stock”), as of the close of business on November 5, 2010 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

Voting Stock

As of the Record Date, there were [___] shares of Common Stock outstanding. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on the matter to be voted at the Meeting. No other class of voting securities was then outstanding.

Quorum

The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to the proposal, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner, does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Voting

The election of directors requires the approval of a plurality of the votes cast at the Meeting. For purposes of the proposal, abstentions and broker “non-votes” will have no effect on the outcome.

The approval of the amendment to the Company's certificate of incorporation to implement a reverse stock split of the Company’s common stock at an exchange ratio of up to one (1) for thirty (30) requires approval by a majority of the votes cast at the Meeting.

If you are the beneficial owner, but not the registered holder of our shares, you cannot directly vote those shares at the Meeting. You must provide voting instructions to your nominee holder, such as your brokerage firm or bank.

If you wish to vote in person at the Meeting but you are not the record holder, you must obtain from your record holder a “legal proxy” issued in your name and bring it to the Meeting.

At the Meeting, ballots will be distributed with respect to the proposal to each stockholder (or the stockholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories: “FOR,” “AGAINST” or “ABSTAIN”.

Proxies

The form of proxy solicited by the Board affords you the ability to specify a choice among approval of, disapproval of, or abstention with respect to, the matters to be acted upon at the Meeting. Shares represented by the proxy will be voted and, where the solicited stockholder indicates a choice with respect to the matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted in favor of the proposal.

Revocability of Proxies

Even if you execute a proxy, you retain the right to revoke it and change your vote by notifying us at any time before your proxy is voted. Such revocation may be affected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Chief Executive Officer at the address of our principal office set forth above in the Notice to this Proxy Statement or your attendance and voting at the Meeting. Unless so revoked, the shares represented by the proxies, if received in time, will be voted in accordance with the directions given therein.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or directors has any interest in the matters to be acted upon.

Dissenter’s Rights of Appraisal

Under the Delaware General Corporation Law and the Company’s Certificate of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Meeting.

PROPOSAL ONE
ELECTION OF DIRECTORS

Orsus Xelent’s Board is currently comprised of five members, each serving a one year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the term of that director and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

The Board has recommended for election Guoji Liu, Liu Yu, Naizhong Che, Guowei Zhang, and Changhui Guo (the “Nominees”). If elected at the annual meeting, the Nominees would serve until the 2011 Annual Meeting and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Guoji Liu, Liu Yu, Naizhong Che, Guowei Zhang, and Changhui Guo. In the event that any Nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each of Guoji Liu, Liu Yu, Naizhong Che, Guowei Zhang, and Changhui Guo has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

Our directors and Nominees, their ages, positions with Orsus Xelent, the dates of their initial election or appointment as director are as follows:

Name	Age	Position With Orsus	Served From
Guoji Liu	41	Director and Chief Executive Officer	March 2009
Liu Yu	42	Chairman of the Board	March 2005
Naizhong Che (2)(3)	67	Director	February 2007
Guowei Zhang (1)(2)	36	Director	Nominee
Changhui Guo (1)(3)	49	Director	Nominee

(1) Member of Audit Committee
(2) Member of Compensation Committee
(3) Member of Nominating and Corporate Governance Committee

The following is a brief biography of each director Nominee.

Guoji Liu earned his undergraduate degree at China Science and Technology University Management College in 1993 and has over 15 years’ working experience in the cell phone industry specializing in the marketing and management. Since September 2007, Guoji Liu has served as a deputy General Manager of the Company and has helped the Company capture a considerable market share of mid-level and low-end products. Before joining the Company, Mr. Guoji Liu worked as a supervisor at Pantech Beijing office (Mar. 2005 - Aug. 2007), a general manager at the marketing department of Tianjin Sanyo Telecommunication Corp. (Nov. 2004 - Mar. 2005), the assistant of CEO for Beijing Huasong PYPO Group Co. Ltd. (Nov. 2003 - Nov. 2004), a sales director for Xiamen Chabridge Telecom Equipment Co. Ltd. (Oct. 2002 - Oct. 2003), an account manager for Beijing Nokia Telecommunication Ltd. (1997 - 2002), and a sales director for Beijing Aurora telecommunication Corp. Ltd. (1993 - 1997).

Liu Yu has served as Chairman of our Board since March 31, 2005 and a member of the Board of Beijing Xelent since April 2003.  From May 1998 to present he has also served as Chairman of the Board of Beijing Huanyitong Technology & Trading Co., Ltd.   From May 1995 to April 1998, he served as General Manager of Beijing Lianwanjia Telecommunication Trading Center.

Naizhong Che earned his B.S. from Beijing University of Posts and Telecommunications.  Now retired, he has broad experience in the communications industry including R&D, production, imports and exports.  He served twelve years with the Ministry of Information Industry of China Posts and Telecommunications Industry Standardization Institute in various capacities.

Guowei Zhang, earned his B.S. degree at Guangdong Industrial University and master’s degree in the major of Communication at Huazhong University of Science and Technology. He has been working in the communication industry for 10 years. He has served as the Vice President in Guangzhou YueXiu Electronics Technologies Ltd. since August, 2004. He worked as a Project Manager in Guangzohu JinPeng Group Ltd. from May, 2000 to July 2004, and as an Engineer in Guangzhou GuangDan Group Ltd. from July, 1996 to May, 2000.

Changhui Guo, earned his B.S. degree at Beijing University of Posts and Telecommunications with the major of Accounting and is a CPA.  He has worked for HongXinHuaTong Ltd. as Chief Financial Officer since 2003. From 1999 to 2003, he served as a Vice Manager in PTAC Communications Services Co., Ltd.  From 1997 to 1998, he worked in Foreign Trade Accounting Department of PTAC, and from 1988 to 1996, he worked in the Accounting Department.

***The Board recommends that you vote “For” the election of each of
Gouji Liu, Liu Yu, Naizhong Che, Guowei Zhang and Changhui Guo ***

PROPOSAL 2 – AMENDMENT TO CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT

Introduction

On [October 27], 2010, the Board approved an amendment to our Certificate of Incorporation to effect a reverse stock split of the issued and outstanding shares of our common stock up to a ratio of one (1) for thirty (30) (the “Reverse Split”), which ratio shall be decided at the sole discretion of management and to be approved by the Board. If management decides to implement the Reverse Split, it will become effective upon the filing of the amendment to our Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware. If the Reverse Split is implemented, the number of issued and outstanding shares of common stock would be reduced in accordance with the exchange ratio selected by management. The form of amendment to our Certificate of Incorporation to effect the Reverse Split is attached as Annex A hereto.

Reasons for the Reverse Stock Split

Compliance with NYSE Amex Listing Standards.  The Board’s primary objective in proposing the Reverse Split is to increase the per share trading value of our common stock in order to maintain the listing of the Company’s common stock on the NYSE Amex exchange. Generally speaking, the minimum daily closing bid price per share of common stock must be $1.00 or greater for continued listing on the NYSE Amex. The Board and management believe that an increase in the trading price of our common stock and the continued listing on the NYSE Amex will make the Company a more attractive investment. Management intends to effect the proposed Reverse Split, if at all, only if it believes that a decrease in the number of issued and outstanding shares is likely to improve the trading market for the common stock and the likelihood of the common stock’s continued listing on the NYSE Amex. If the trading price of our common stock increases without the Reverse Split, the Reverse Split may be deemed unnecessary. Even if we effect the Reverse Split, however, there can be no assurance of a proportional or relative increase in the per share trading price of our common stock.

The purpose of seeking stockholder approval of an exchange ratio of not more than one (1) for thirty (30), rather than a fixed exchange ratio, is to provide the Company with the flexibility to achieve the desired results of the Reverse Split. If the stockholders approve this proposal, management and the Board would effect a Reverse Split only upon the determination that a Reverse Split would be in the best interests of the Company at that time. No further action on the part of stockholders would be required to either implement or abandon the Reverse Split. Management and the Board reserve the right to elect not to proceed with the Reverse Split if it determines that this proposal is no longer in the best interests of the Company.

The closing sale price of our common stock on the NYSE Amex on [November 8], 2010 was $[__] per share.

Material Effects of Proposed Reverse Stock Split

The Board believes that the Reverse Split will increase the price level of our common stock. The Board cannot predict, however, the effect of the Reverse Split upon the market price for our common stock, and the history of similar reverse stock splits for companies in similar circumstances is varied. The market price per share of common stock after the Reverse Split may not rise in proportion to the reduction in the number of shares of common stock issued and outstanding resulting from the Reverse Split, which would reduce the market capitalization of the Company. The market price of the common stock may also reflect our performance and other factors, the effect of which the Board cannot predict.

The Reverse Split will affect all stockholders of the Company uniformly and will not affect any stockholder’s percentage ownership interests or proportionate voting power, except to the extent that the Reverse Split results in any of stockholders owning a fractional share. In lieu of issuing fractional shares, the Company will round up the number of shares of common stock to be received by the stockholder. The rounding up of fractional shares will not have a material effect of any stockholder’s percentage ownership interest or proportionate voting power.

The principal effects of the Reverse Split will be that (i) the number of shares of common stock issued and outstanding will be reduced from [__] shares of common stock as of [__], 2010 to as few as [__] shares of common stock, depending on the exact split ratio chosen by management and the Board, and subject to immaterial differences because fractional shares will not be issued and the number of shares of each holder will be rounded up to the nearest whole share, (ii) options and warrants entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise of their options or warrants, the number of shares of common stock which such holders would have been able to purchase upon exercise of their options or warrants immediately preceding the Reverse Split, reduced proportionately by the final ratio chosen by management, at an exercise price increased proportionately, resulting in the same aggregate price being required to be paid upon the exercise thereof immediately preceding the Reverse Split, and (iii) the number of shares reserved for issuance pursuant to our 2007 Omnibus Long-Term Incentive Plan will be reduced to proportionately based upon the final ratio chosen by management.

Procedure for Effecting Reverse Split and Exchange of Stock Certificates

If the Reverse Split is approved by our stockholders, and management and the Board determines it is in the best interests of the Company to effect the Reverse Split, the Reverse Split would become effective at such time as the amendment to our Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. Upon the filing of the amendment, all of our existing common stock will be converted into new common stock as set forth in the amendment.

As soon as practicable after the effective date of the Reverse Split, stockholders will be notified that the Reverse Split has been effected. The notice will contain instructions for the surrender of old certificates representing pre-Reverse Split shares to Corporate Stock Transfer, our transfer agent, in exchange for new certificates representing the post-Reverse Split shares. Until so surrendered, each current certificate representing pre-Reverse Split shares will be deemed for all corporate purposes after the effective time of the amendment implementing the Reverse Split to evidence ownership of shares in the appropriately reduced whole number of shares of our common stock. Stockholders should not destroy any stock certificates and should not send in their old stock certificates to Computershare until they have received the notice.

Generally, stockholders whose shares are held by their broker do not need to submit old share certificates for exchange. These shares will automatically reflect the new quantity of shares based on the Reverse Split. If you hold your shares with such a bank, broker, or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

Management and Board Discretion to Implement the Reverse Stock Reverse Split

If the proposed amendment is approved by our stockholders, it will be implemented, if at all, only upon a determination by our management and our Board that a reverse stock split, at a ratio determined by management and the Board up to one (1) for thirty (30), is in the best interests of our stockholders. The determination as to whether such a split will be implemented and, if so, the ratio, will be based upon several factors, including existing and expected marketability and liquidity of our common stock, prevailing market conditions, and the likely effect on the market price of our common stock.

Fractional Shares

We will not issue fractional certificates for post-Reverse Split shares in connection with the Reverse Split. In lieu of issuing fractional shares, we will round up the number of shares to be received by the holder to the next whole number of shares.

No Dissenter’s Rights

Under the Delaware General Corporation Law, stockholders will not be entitled to dissenter’s rights with respect to the proposed amendment to our Certificate of Incorporation to effect the Reverse Split, and we do not intend to independently provide stockholders with any such right.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain U.S. federal income tax consequences relating to the Reverse Split as of the date hereof. Except where noted, this summary deals only with a stockholder who is a U.S. Holder and holds common stock as a capital asset. This summary does not address the tax considerations arising under the laws of any foreign, state, or local jurisdiction.

For purposes of this summary, a “U.S. holder” means a beneficial owner of common stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. A non-U.S. holder of common stock is a stockholder who is not a U.S. holder.

This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations, rulings, and judicial decisions as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax considerations different from those summarized below. This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances. In addition, it does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation: (1) stockholders subject to the alternative minimum tax; (2) banks, insurance companies, or other financial institutions; (3) tax-exempt organizations; (4) dealers in securities or commodities; (5) regulated investment companies or real estate investment trusts; (6) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (7) foreign stockholders or U.S. stockholders whose “functional currency” is not the U.S. dollar; (8) persons holding common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (9) persons who acquire shares of common stock in connection with employment or other performance of services; (10) dealers and other stockholders that do not own their shares of common stock as capital assets; (11) U.S. expatriates, (12) foreign entities; or (13) non-resident alien individuals. Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, or other tax consequences of the Reverse Split.

Each stockholder should consult his, her or its own tax advisers concerning the particular U.S. federal tax consequences of the Reverse Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

To ensure compliance with Treasury Department Circular 230, each holder of common stock is hereby notified that: (a) any discussion of U.S. federal tax issues in this proxy statement is not intended or written to be used, and cannot be used, by such holder for the purpose of avoiding penalties that may be imposed on such holder under the Code; (b) any such discussion has been included by the Company in furtherance of the Reverse Split on the terms described herein; and (c) each such holder should seek advice based on its particular circumstances from an independent tax advisor.

Generally, a reverse stock split will not result in the recognition of gain or loss by a U.S. holder for U.S. federal income tax purposes. We believe that the Reverse Split will qualify as a “reorganization” under Section 368(a)(1)(E) of the Code. Accordingly, provided that the fair market value of the post-Reverse Split shares is equal to the fair market value of the pre-Reverse Split shares surrendered in exchange therefor:

•	A stockholder should not recognize any gain or loss in the Reverse Split.
•	A stockholder’s aggregate tax basis in its shares of post-Reverse Split shares should be equal to its aggregate tax basis in the pre-Reverse Split shares exchanged therefor.

•	A stockholder’s holding period for the post-Reverse Split shares should include the period during which the pre-Reverse Split shares surrendered in exchange therefor were held.

No opinion of counsel or ruling from the Internal Revenue Service has been or will be sought, and this discussion is not binding on the Internal Revenue Service.

***The Board recommends a vote “For” the amendment to our Certificate of Incorporation to effect a reverse split of our issued and outstanding shares of common stock of not more than one (1) for thirty (30), with the final split ratio to be decided upon at the sole discretion of our management and approved by our Board.***

PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF
KABANI & COMPANY, INC.

The Audit Committee of the Board has appointed Kabani & Company, Inc. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010.

Bernstein & Pinchuk LLP, the Company’s independent public accountants since August 10, 2009, were dismissed by the Company on July 15, 2010.  The Audit Committee approved the dismissal of Bernstein & Pinchuk LLP on July 15, 2010, and hired Kabani & Company, Inc. as the Company’s independent public accountants effective July 15, 2010.  For additional information, please review the Company’s Current Report on Form 8-K filed with the SEC on July 22, 2010 and “Changes in and Disagreements with Accountants” below.

Representatives of Kabani & Company, Inc. and Bernstein & Pinchuk LLP (a) are not expected to be present at the Meeting; (b) will have the opportunity to make a statement if they desire to do so; and (c) are not expected to be available to respond to appropriate questions.  .

We are asking our stockholders to ratify the selection of Kabani & Company, Inc. as our independent public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Kabani & Company, Inc. to our stockholders for ratification as a matter of good corporate practice.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

***The Board recommends that you vote “For” the ratification of the appointment of Kabani & Company, Inc. as the Company’s Independent Public Accountants for fiscal year 2010. ***

In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Meetings and Certain Committees of the Board

The Board held six meetings during the fiscal year ended December 31, 2009.  Each of the directors attended, either in person or telephonically, at least 75% of the aggregate Board meetings and meetings of any committees on which he served during his tenure as a director or committee member.

On February 7, 2007, the Company’s Board approved and authorized the establishment of three committees to assist the Board in the execution of its responsibilities: an Audit Committee, a Compensation Committee and a Nominations/Corporate Governance Committee. In accordance with NYSE Amex Equities listing standards, all the committees are comprised solely of non-employee, independent directors. Charters for each committee are available on the Company’s website at www.orsus-xelent.com.  The charter of each committee is also available in print by stockholder request.  The table below shows current membership for each of the Board’s standing committees:

Audit Committee	Nominating/Corporate Governance Committee	Compensation Committee
Zhixiang Zhang (Chair)	Naizhong Che (Chair)	Naizhong Che (Chair)
Peng Wang	Zhixiang Zhang	Peng Wang
Board Committees

Audit Committee

The Audit Committee is responsible for overseeing the Company’s corporate accounting, financial reporting practices, audits of financial statements and the quality and integrity of the Company’s financial statements and reports. In addition, the Audit Committee oversees the qualifications, independence and performance of the Company’s independent auditors. In furtherance of these responsibilities, the Audit Committee’s duties include the following: evaluating the performance of and assessing the qualifications of the independent auditors; determining and approving the engagement of the independent auditors to perform audit, reviewing and attesting to services and performing any proposed permissible non-audit services; evaluating employment by the Company of individuals formerly employed by the independent auditors and engaged on the Company’s account and any conflicts or disagreements between the independent auditors and management regarding financial reporting, accounting practices or policies; discussing with management and the independent auditors the results of the annual audit; reviewing the financial statements proposed to be included in the Company’s annual report on Form 10-K; discussing with management and the independent auditors the results of the auditors’ review of the Company’s quarterly financial statements; conferring with management and the independent auditors regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls and procedures; and establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control and auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee is currently comprised of Zhixiang Zhang (Chair) and Peng Wang, both of whom are “independent,” as defined in applicable SEC rules and the NYSE Amex Equities Company Guide.  Immediately following the Meeting, assuming the election of the Nominees for director, the Audit Committee will be comprised of Changhui Guo (Chair) and Guowei Zhang, each of whom will be “independent” as defined by NASDAQ rules. The Audit Committee met four times during the fiscal year ended December 31, 2009. The Board has determined that each of Zhixiang Zhang and Changhui Guo qualify as an “audit committee financial expert,” as defined in applicable SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. The Board made a qualitative assessment of each of Mr. Zhang’s and Mr. Guo’s level of knowledge and experience based on a number of factors, including his formal education and experience.

The Audit Committee operates under the written Audit Committee Charter adopted by the Board in February of 2007, a copy of which may be obtained by writing the Secretary of the Company at 29th Floor, Tower B, Chaowai MEN Office Building, 26 Chaowai Street, Chaoyang Disc., Beijing, People’s Republic of China 100020. The Report of the Audit Committee is included elsewhere in this proxy statement.

Compensation Committee

The Compensation Committee reviews and, as it deems appropriate, recommends to the Board’ policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee also has such additional powers as may be conferred upon it from time to time by the Board. The Compensation Committee is currently comprised of the following directors of the Company: Naizhong Che (Chair) and Peng Wang, both of whom are “independent” as defined by the Company Guide of NYSE Amex Equities. Immediately following the Meeting, assuming election of the Nominees for director, the Compensation Committee will consist of Naizhong Che and Guowei Zhang.  For the fiscal year ended December 31, 2009, the Compensation Committee met one time. The Compensation Committee operates under the written Compensation Committee Charter adopted by the Board in February of 2007, a copy of which may be obtained by writing the Secretary of the Company at 29th Floor, Tower B, Chaowai MEN Office Building, 26 Chaowai Street, Chaoyang Disc., Beijing, People’s Republic of China 100020.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

During the last fiscal year, none of the members of the Company’s Compensation Committee was an officer or employee of the Company.  None of the members of the Company’s Compensation Committee is a former officer of the Company, or has had any relationship required to be disclosed under Item 404 of Regulation S-K.

During the last fiscal year, none of the Company’s executive officers served on the board of directors or compensation committee of any other entity whose executive officers served either on the Company’s Board or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (“Nominating Committee”) is responsible for preparing a list of candidates to fill the expiring terms of directors serving on our Board. The Nominating Committee submits the list of candidates to the Board who determines which candidates will be nominated to serve on the Board. The names of nominees are then submitted for election at our Annual Meeting of Stockholders. The Nominating Committee also submits to the entire Board a list of nominees to fill any interim vacancies on the Board resulting from the departure of a member of the Board for any reason prior to the expiration of his term. In recommending nominees to the Board, the Nominating Committee keeps in mind the functions of this body. The Nominating Committee considers various criteria, including the ability of the individual to meet the SEC and NYSE Amex Equities “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the rules of the NYSE Amex Equities listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees.

The Nominating Committee also oversees our adherence to our corporate governance standards. The members of the Nominating Committee are Naizhong Che (Chair) and Zhixiang Zhang, both of whom are “independent” as defined by the Company Guide of NYSE Amex Equities. Immediately following the Meeting, assuming the election of the Nominees for director, the Nominating Committee will consist of Naizhong Che (Chair) and Changhui Guo.  For the fiscal year ended December 31, 2009, the Nominating Committee met three times.  The Nominating Committee operates under the written Nominating Committee Charter adopted by the Board in February of 2007, a copy of which may be obtained by writing the Secretary of the Company at 29th Floor, Tower B, Chaowai MEN Office Building, 26 Chaowai Street, Chaoyang Disc., Beijing, People’s Republic of China 100020.

During the fiscal year ended December 31, 2009, there were no changes to the procedures by which holders of our common stock may recommend nominees to the Board.

Board Leadership Structure and Risk Oversight

The Board does not have a formal policy with respect to whether the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from among the non-employee directors or management. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its shareholders. Two individuals currently hold the positions of Chairman of our Board and Chief Executive Officer.

We administer our risk oversight function primarily through our Audit Committee. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board.  In addition to the Audit Committee, both the Board’s Compensation Committee and Nominating Committee consider risks within their respective areas of responsibility. The Compensation Committee oversees risks associated with the Company’s compensation plans and programs and the Nominating Committee oversees risks associated with the Company’s corporate governance policies.

Report of the Audit Committee
(as set forth in the Company’s Form 10-K for the fiscal year ended December 31, 2009)

The Audit Committee was established on February 7, 2007 and is composed of non-management directors. It is currently composed of two independent directors, Zhixiang Zhang (Chair) and Peng Wang, and operates under the written Audit Committee charter adopted by the Board on February 7, 2007. For the fiscal year ended December 31, 2009, the Audit Committee met four times.

Under its charter, the Audit Committee provides assistance and guidance to the Board in fulfilling its oversight responsibilities to the Company’s stockholders with respect to the Company’s corporate accounting and reporting practices as well as the quality and integrity of the Company’s financial statements and reports. The Company’s principal executive officer and principal financial officer have the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Company’s independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee these processes.

To this end, the Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2009 with management and Bernstein & Pinchuk, the Company’s independent auditor. The Audit Committee discussed with Bernstein & Pinchuk certain matters related to the conduct of the audit as required by Statement on Auditing Standards 61, as amended by Statement on Auditing Standards 90. In addition, the Audit Committee has received from Bernstein & Pinchuk the written disclosures and the letter regarding the auditor’s independence required by Independence Standards Board Standard No. 1 and has discussed with Bernstein & Pinchuk its independence.

In reliance on the reviews and discussions described above, the Audit Committee recommended to the Board that the Company’s audited financial statements for the fiscal year ended December 31, 2009 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and the Board accepted the Audit Committee’s recommendation.

The Audit Committee selected Bernstein & Pinchuk Certified Public Accounts as the Company’s independent auditors for the fiscal year ended December 31, 2009. The selection of auditors is determined by the Audit Committee. Although ratification by stockholders is not required by our Bylaws or otherwise, at our Annual Meeting of Stockholders on December 31, 2009, the Board submitted the selection of Bernstein & Pinchuck to our stockholders for ratification as a matter of good corporate practice.

AUDIT COMMITTEE
Zhixiang Zhang (Chair)
Peng Wang

Stockholder Communications

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board.  Stockholders who wish to communicate with the Board may send a letter to the Chairman of the Board of Orsus Xelent Technologies, Inc., at 12th Floor, Tower B, Chaowai MEN Office Building, 26 Chaowai Street, Chaoyang Disc., Beijing, People’s Republic Of China 100020.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.”  All such letters should identify the author as a security holder.  All such letters will be reviewed by the Chairman of the Board and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Annual Meetings

We have no policy with respect to director attendance at annual meetings.

Compensation of Directors

As of the fiscal year ended December 31, 2009, the compensation of the directors was as follows:

Name	Fees Earned or Paid In Cash (US$’000)	Stock Awards (US$’000)	Option Awards (US$’000)		All Other Compensation (US$’000)	Total (US$’000)
GuojiLiu	0	[N/A	N/A		N/A	N/A
Yu Liu	0	N/A	102	(1)	N/A	102
Naizhong Che	0	N/A	N/A		N/A	0
Peng Wang	0	N/A	N/A		N/A	0
Zhixiang Zhang	0	N/A	N/A		N/A	0
Jian Gao (2)	0	N/A	N/A		N/A	0

(1)
As of December 31, 2009, Yu Liu had 150,000 option awards outstanding. Therefore, US$102,000 have been recognized for financial statement reporting purposes in accordance with FAS 123R for such awards.

(2)	Jian Gao resigned from his position as a member of the Company’s Board on March 27, 2009.

On March 27, 2008, the Board adopted a proposal to compensate directors for their service to the Company. The compensation for all directors was set at US$2,000 per month for service from February 7, 2007 to March 4, 2008, with each director being paid in accordance with their term on the Board. For service from March 5, 2008 to December 31, 2008, the compensation for committee chairpersons was increased to US$2,500, but compensation for other directors or committee members remained at US$2,000 per month. Any income tax owed by directors in PRC on such compensation is deducted from the salary and paid to the tax authority by the Company, with any directors outside of PRC arranging for the payment of any applicable income taxes. Previously, the Company did not pay compensation to its directors. All directors are reimbursed for out-of-pocket expenses in connection with attendance at Board and/or committee meetings. The Company is in the process of evaluating whether to establish other compensation plans (e.g. options) in the future.

Retirement, Post-Termination and Change in Control

We have no retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, nor do we have post-termination or change in control arrangements with directors, officer or other employees, but our Board may recommend adoption of one or more such programs in the future.

EXECUTIVE OFFICERS

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below.

Name	Age	Position With Orsus	Served From
Guoji Liu (1)	41	Director and Chief Executive Officer	March 2009
Hua Chen (2)	49	Chief Financial Officer	August 2009

(1)	For complete biography see page 7.
(2)
Prior to his appointment as Chief Financial Officer of the Company, Mr. Hua Chen was the Acting CFO of Daye Transmedia Co. Ltd., one of the top media companies in the People’s Republic of China, from May 2008 to April 2009.  In addition, from August 2005 to May of 2008 he was the Vice General Manager of Elight Capital Inc., a financial consulting company, and from April 1999 to May 2008 he was the Chief Analyst of Genes Capital Group, which performs assets management and investment analysis.  Mr. Hua Chen entered a one year employment arrangement with the Company and will receive a base salary compensation of RMB 30,000 (approximately US$4,390) per month for his position as Chief Financial Officer of the Company.

Certain Relationships, Related Transactions, and Director Independence.

Related Party Transaction Policy

Other than the Company's Code of Business Conduct and Ethics, the Board does not have a specific written policy regarding the review of related party transactions. The Board does, however, follow certain procedures relating to the approval of transactions involving related parties. Related parties generally include executive officers and directors, stockholders owning more than 5% of the Company’s common stock or immediate family members of any such persons. A related party transaction will be approved only if it is disclosed to the Board and is approved by a majority of the disinterested members of the Board. Prior to approving any related party transaction, the members of the Board reviewing such transaction must (i) be satisfied that they received all material facts relating to the transaction, (ii) have considered all relevant facts and circumstances available to them and (iii) have determined that the transaction is in (or not inconsistent with) the best interests of the Company’s stockholders. No director that is an interested party in a transaction may participate in the discussion or approval of such transaction. Other than as disclosed below, during fiscal year ended December 31, 2009, based on written representations from the executive officers and directors of the Company, there were no related party transactions.

The following is a description of related party transactions involving more than (1) US $120,000, or (2) one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, since the beginning of our last fiscal year, between us and our directors, Nominees, executive officers, stockholders owning more than 5% of the Company’s common stock or members of their immediate family:

Mr. Xin Wang (former officer, director and significant shareholder of the Orsus Xelent) and Yu Liu (Chairman of the Board of the Company) have outstanding loans to the Company, which are unsecured, interest-free and repayable by the Company on demand of the creditor. The amount outstanding as of December 31, 2009 is $611,000.  The amount outstanding as of December 31, 2008 is $457,000. The amount of principal paid on these loans since January 1, 2008 is $0.

The Company has bank loans that were guaranteed by a director, Mr. Yu Liu.  The amount outstanding as of December 31, 2009 is $9,390,000 compared with outstanding bank loan of $9,484,000 for the same period of 2008. The Company repaid a bank loan in February 2009 with the amount of $2,690,000 and got a new bank loan with the amount of $2,822,000. The interests rate of above bank loans arose from 6.372% to 10.08%. As of December 31, 2009, interest expenses incurred for the year ended December 31, 2009 and 2008 were US$911 and US$979, respectively.

Director Independence

Messrs. Naizhong Che, Peng Wang and Zhixiang Zhang are all non-employee directors, and all of whom our Board has determined are independent pursuant to the AMEX Rules and the rules of the Securities and Exchange Commission. All of the members of our Board’s Audit Committee, Nominating/Corporate Governance Committee and Compensation Committee are independent pursuant to the AMEX Rules and the rules of the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of [November 2], 2010 for each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock.  Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

		Amount and Nature of Beneficial Ownership(2)
Title of Class	Name and Address of Beneficial Owner(1)	Number of Shares (3)	Percent of Voting Stock (4)
Common	Liu Yu, Chairman of the Board	6,150,000	20.56%

(1)	Unless otherwise noted, the address is that of the Company.

(2)
On [November 2], 2010, there were [29,756,000] shares of our Common Stock outstanding.  Each person named above has sole investment and voting power with respect to all shares of the Common Stock shown as beneficially owned by the person, except as otherwise indicated below.

(3)
Under applicable rules promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a person is deemed the “beneficial owner” of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition of the security, in each case irrespective of the person’s economic interest in the security.  Under these SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through (x) the exercise of any option or warrant or (y) the conversion of another security.

(4)
In determining the percent of our Common Stock owned by a person (a) the numerator is the number of shares of our Common Stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the [29,756,000] shares of our Common Stock outstanding on November 12, 2009 and (ii) any shares of our Common Stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities.  Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.

The following table sets forth information regarding the beneficial ownership of our Common Stock as of [November 2], 2010 for each of our officers and directors and all our officers and directors as a group.  Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Amount and Nature of Beneficial Ownership(2)
Title of Class	Name and Address of Beneficial Owner(1)	Number of Shares (3)	Percent of Voting Stock (4)
Common	Guoji Liu, Chief Executive Officer and Director	—	—
Common	Liu Yu, Chairman of the Board	6,150,000	20.56%
Common	Zhao Hongwei, Chief Financial Officer	—	—
Common	Naizhong Che, Director	—	—
Common	Peng Wang, Director	—	—
Common	Zhixiang Zhang, Director	—	—

Common	Directors and executive officers as a group (6 persons)	6,150,000	20.56%

(1)	Unless otherwise noted, the address is that of the Company.

(2)
On [November 2], 2010, there were [29,756,000] shares of our Common Stock outstanding.  Each person named above has sole investment and voting power with respect to all shares of the Common Stock shown as beneficially owned by the person, except as otherwise indicated below.

(3)
Under applicable rules promulgated by the SEC pursuant to the Exchange Act, a person is deemed the “beneficial owner” of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition of the security, in each case irrespective of the person’s economic interest in the security.  Under these SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through (x) the exercise of any option or warrant or (y) the conversion of another security.

(4)
In determining the percent of our Common Stock owned by a person (a) the numerator is the number of shares of our Common Stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the [29,756,000] shares of our Common Stock outstanding on November 12, 2009 and (ii) any shares of our Common Stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities.  Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.

Securities Authorized for Issuance Under Equity Compensation Plans.

As of the fiscal year ended December 31, 2009,

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected at left)
Equity compensation plans approved by security holders	614,000	(1)	2.26	(1)	3,886,000
Equity compensation plans not approved by security holders	None		None		None
Total					3,886,000

(1)
As of December 31, 2009, options to purchase 614,000 shares of common stock at an exercise price of US$2.26, the close price on the grant date, April 2, 2008, were issued under the 2007 Omnibus Long-Term Incentive Plan. As of April 15, 2010, none of the grantees has executed these stock options.

Compensation of Officers

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to all of the executive officers of the Company, who served during the fiscal year ended December 31, 2009, for

Name & Principal Position	Year	Salary (3) (US$)	Bonus (US$)	Stock Awards (US$)	Option Awards (4) (US$)	All Other Compensation (US$)	Total (US$)
Guoji, Liu	2009	0	N/A	N/A	0	N/A	0
CEO and director	2008	0	N/A	N/A	0	N/A	0
Hua Chen	2009	0	N/A	N/A	0	N/A	0
CFO	2008	0	N/A	N/A	0	N/A	0
Prior CEO -	2009	18,000	N/A	N/A	0	N/A	18,000
Xin Wang (1)	2008	71,529	N/A	N/A	177,000	N/A	248,529
Prior CFO -	2009	30,730	N/A	N/A	0	N/A	30,730
Hongwei Zhao (2)	2008	56,017	N/A	N/A	94,400	N/A	150,417

(1)
Mr. Xin Wang resigned from his positions as Chief Executive Officer and as a member of the Board of the Company on March 27, 2009. Mr. Guoji Liu was appointed as Chief Executive Officer of the Company on March 27, 2009.

(2)	Mr. Hongwei Zhao resigned from his position as Chief Financial Officer of the Company on August 14, 2009. And Mr. Hua Chen was appointed as Chief Financial Officer on August 14, 2009.

(3)	“Salary” listed above represents the amount of compensation that each person is owed for the fiscal year ended December 31, 2009 and December 31, 2008.

In response to the international financial market recession that began during the second half of 2008, our officers have agreed to extend the payment for a portion of their salaries until a time mutually agreed upon by the Company and the officer. As of December 31, 2008, they only received a portion of their cash compensation and have recorded unpaid salaries as liabilities

▪	Mr. Wang Xin received $4,077.39 during the period, deferring $67,451.61 of compensation.

▪	Mr. Zhao Hongwei received $27,444.31 during the period, deferring $28.572.69 of compensation.

As of December 31, 2009, all of their salaries are deferring.

(4)	“Option Awards” refer to the dollar amount recognized for financial statement reporting purposes in accordance with FAS 123R for options awarded during the reporting period.

Other than those listed in the table above, there was no officer of the Company whose combined salary and bonus for the fiscal year ended December 31, 2009 exceeded US$100,000. The amounts listed in the table above were paid by Xelent, the wholly owned subsidiary of our wholly owned subsidiary UFIL. While we do have employment agreements with our executive officers, the salary for our executive officers is at the discretion of our Board. We expect to pay substantially similar compensation to our executives in the future and anticipate continuing to pay them through Xelent.

The Company adopted our 2007 Omnibus Long-Term Incentive Plan (the “Plan”), as approved by our stockholders at the Annual Meeting on December 18, 2007. For additional information on the Plan, please see the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 11, 2008. On April 2, 2008, the Board of the Company agreed to grant certain options to management officers who made major contributions to the formation and development of the Company as one-time awards. The number of shares of stock and the Company officials who received awards under the Plan are as follows:

Designated Grantees	Shares of Stock Options	Exercise Price (US$)	Exercisable Date	Expiration Date
Xiaolong Wang	96,000	2.26	July 2, 2008	April 2, 2018
Wei Wu	28,000	2.26	July 2, 2008	April 2, 2018
Hongyu Che	50,000	2.26	July 2, 2008	April 2, 2018
Feng Wan	40,000	2.26	July 2, 2008	April 2, 2018
Shulin Yang	20,000	2.26	July 2, 2008	April 2, 2018
Hongwei Zhao (1)	80,000	2.26	July 2, 2008	April 2, 2018
Yu Liu	150,000	2.26	July 2, 2008	April 2, 2018
Xin Wang (2)	150,000	2.26	July 2, 2008	April 2, 2018

(1)	Mr. Zhao Hongwei resigned from his position as Chief Financial Officer on August 14, 2009.

(2)	Mr. Xin Wang resigned from his positions as Chief Executive Officer and as a member of the Board of the Company on March 27, 2009.

Outstanding Equity Awards at December 31, 2009

	Option awards
Name	Number of securities underlying unexercised options (#) [exercisable]	Number of securities underlying unexercised options (#) [unexercisable]	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price (US$’)	Option expiration date
Xin Wang, CEO (1)	150,000	0	0	2.26	April 2, 2018
Hongwei Zhao, CFO (2)	80,000	0	0	2.26	April 2, 2018

(1)	Mr. Xin Wang resigned from his positions as Chief Executive Officer and as a member of the Board of the Company on March 27, 2009.

(2)	Mr. Hongwei Zhao resigned from his position as Chief Financial Officer on August 14, 2009.

As of as of December 31, 2009, the Company did not have nonqualified deferred compensation and did not have any post-employment payments to report.

As stipulated by PRC regulations, the Company maintains a defined contribution retirement plan for all of its employees who are residents of the PRC. All retired employees of the Company are entitled to an annual pension equal to their basic annual salary upon retirement. The Company contributed to a state sponsored retirement plan approximately 20% of the basic salary of its employees and has no further obligations for the actual pension payments or post-retirement benefits beyond the annual contributions. The state sponsored retirement plan is responsible for the entire pension obligation payable to all employees. The pension expenses were US$3,000 and US$59,000 for the years ended December 31, 2009 and 2008 respectively.

Employment Agreements

While we do have employment agreements with our executive officers, the salary for our executive officers is at the discretion of our Board.

Our Compensation Committee is comprised of three members and is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The members of our Compensation Committee are Naizhong Che (Chair), Zhixiang Zhang and Peng Wang, all of whom are “independent” directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, officers and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, with respect to the fiscal year ended December 31, 2009, the officers, directors and beneficial owners of more than 10% of our common stock have filed their initial statements of ownership on Form 3 on a timely basis, and the officers, directors and beneficial owners of more than 10% of our common stock have also filed the required Forms 4 or 5 on a timely basis, except for the timely filing of the Form 4 for Wang Xin, the former Chief Executive Officer of the Company, for the sale of stock pursuant to Rule 144 on June 25, 26, and 29, 2009 due to unforeseen delays and was subsequently filed with the SEC on July 2, 2009. The following are the transaction dates and details. All transactions were made in the open market.

	Transaction Details
Transaction Date	Shares	Price
25-Jun-09	60,000	$0.7692
26-Jun-09	60,000	$0.7289
29-Jun-09	60,000	$0.8140

Arrangements or Understandings

There was no arrangement or understanding between any of our directors and any other person pursuant to which any director was to be selected as a director.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the directors or executive officers has been involved in any legal proceedings that are material to the evaluation of their ability or integrity.

The Company is party to certain litigation/arbitration with regards to amounts payable to suppliers for   which the Company was not satisfied with the quality and timing of the goods supplied. However, the amount in question is not material to the Company and we believe that such litigation/arbitration will not have a material adverse effect on us or our business and that we will be able to resolve these issues through further business negotiations.

Family Relationships

There are no family relationships between any two (2) or more of the Company’s directors or executive officers.

Changes in and Disagreements with Accountants

Change from Moores Rowland Mazars to PKF Hong Kong Certified Public Accountants

Following the reorganization of Moores Rowland Mazars (“Moores”) on June 1, 2007, in which certain of its partners joined Mazars CPA Limited (“Mazars”) and Moores changed its name to Moores Rowland, Moores resigned as the Company’s independent public accountants effective June 29, 2007.  Moores had been the Company’s independent public accountants since May 9, 2005.  The Audit Committee approved the resignation of Moores on June 29, 2007.  As reported in our Form 8-K filed on July 6, 2007, the Company appointed Mazars as its independent accountant effective as of June 29, 2007. Certain members of Moores formed Mazars, and we hired that firm to be our independent accountant.

On October 17, 2008, Mazars resigned as the independent public accountants of the Company. The Audit Committee approved the resignation of Mazars on October 21, 2008. Mazars’ audit report on the Company’s consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through the subsequent interim period on or prior to October 17, 2008, (a) there were no disagreements between the Company and Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mazars, would have caused Mazars to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K have occurred. Mazars furnished a letter addressed to the SEC stating that it agreed with the above statements. Such letter, dated October 21, 2008, was attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 22, 2008.

Engagement of new independent registered public accounting firm, PKF Hong Kong Certified Public Accountants

The Audit Committee appointed PKF Hong Kong Certified Public Accountants (“PKF”) as the Company’s independent public accountants, effective on October 21, 2008. During the Company’s two most recent fiscal years and subsequent interim period on or prior to October 21, 2008, the Company had not consulted with PKF regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Change from PKF Hong Kong Certified Public Accountants to Bernstein & Pinchuk LLP

On August 10, 2009, PKF resigned as the independent public accountants of the Company. The Audit Committee approved the resignation of PFK on August 13, 2009. PFK’s audit report on the Company’s consolidated financial statements for each of the past fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s most recent fiscal years and through the subsequent interim period on or prior to August 10, 2009, (a) there were no disagreements between the Company and PFK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PFK, would have caused PFK to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K have occurred.  PFK furnished a letter addressed to the SEC stating that it agreed with the above statements. Such letter, dated August 13, 2009, was attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 14, 2009.

Engagement of new independent registered public accounting firm, Bernstein & Pinchuk LLP

The Audit Committee appointed Bernstein & Pinchuk LLP (“B&P”) as the Company’s new independent public accountants, effective on August 10, 2009. During the Company’s two most recent fiscal years and subsequent interim period on or prior to August 10, 2009, the Company has not consulted with B&P regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Change from Bernstein & Pinchuk LLP to Kabani & Company, Inc.

On July 15, 2010, B&P were dismissed as the independent auditors of the Company.  The Audit Committee approved the dismissal of B&P on July 15, 2010.  B&P’s audit report on the Company’s consolidated financial statements for each of the past fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles,

During the Company’s most recent fiscal years and through the subsequent interim period on or prior to July 15, 2010, (a) there were no disagreements between the Company and B&P on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of B&P, would have caused B&P to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K have occurred.  B&P furnished a letter addressed to the SEC stating that it agreed with the above statements.  Such letter, dated July 22, 2010, was attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 22, 2010.

Engagement of new independent registered public accounting firm, Kabani & Company, Inc.

The Audit Committee appointed Kabani & Company, Inc. (“Kabani”) as the Company’s new independent auditors, effective from July 15, 2010.  During the Company’s most recent fiscal years and subsequent interim period on or prior to July 15, 2010, the Company has not consulted with Kabani regarding the application of accounting principles to a specified transaction, either completed or proposed, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Principal Accounting Fees and Services

Set below are aggregate fees billed by the Company’s independent auditors for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2009 and 2008, and the review of the financial statements included in the Company’s Forms 10-Q for 2009 and 2008.

Audit Fees

During the fiscal year ended December 31, 2009, the fees for our principal accountant were US$115,000 which included US$30,000 for three quarterly reviews, and US $85,000for the preparation of the annual report on Form 10-K. During the fiscal year ended December 31, 2008, the fees for our principal accountant were US$90,000, which was composed of US$23,000 for two quarters review and US$68,000 for the preparation of the annual report on Form 10-K.

Audit Related Fees

During the fiscal years ended December 31, 2009 and December 31, 2008, our principal accountants did not render assurance and related services reasonably related to the performance of the audit or review of financial statements.

Tax Fees

During the fiscal years ended December 31, 2009 and December 31, 2008, our principal accountant did not render services to us for tax compliance, tax advice and tax planning.

All Other Fees

During the fiscal years ended December 31, 2009 and December 31, 2008, there were no fees billed for products and services provided by the principal accountants other than those set forth above.

The Audit Committee has reviewed the above fees for non-audit services and believes such fees are compatible with the preservation of the independent registered public accountants’ independence.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

The policy of the Audit Committee, and the Board acting as a whole prior to the establishment of the Audit Committee, is to pre-approve all audit and non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax fees, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee, and the Board acting as a whole prior to the establishment of the Audit Committee, has delegated pre-approval authority to certain committee members when expedition of services is necessary. The independent accountants and management are required to periodically report to the full Audit Committee, and the Board acting as a whole prior to the establishment of the Audit Committee, regarding the extent of services provided by the independent accountants in accordance with this pre-approval delegation, and the fees for the services performed to date. None of the fees paid to the independent accountants during fiscal years ended December 31, 2009 and 2008, under the categories Audit-Related and All Other fees described above, were approved by the Audit Committee, or the Board acting as a whole prior to the establishment of the Audit Committee, after services were rendered pursuant to the de minimis exception established by the SEC.

Delivery of Documents to Stockholders Sharing an Address

Only one Proxy Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instruction from one or more of the security holders.  The Company will promptly deliver, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by writing to us at 12th Floor, Tower B, Chaowai MEN Office Building, No. 26 Chaowai Street, Chaoyang Disc. Beijing, People’s Republic Of China 100020.

Submission of Stockholder Proposals

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices on or before July 11, 2011. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.  If the 2011 annual meeting is to be held before November 30, 2011 or after January 29, 2012, the proposal must be received by us either 90 days prior to the actual meeting date or 10 days after we first publicly announce the meeting date, whichever is later. Stockholders are also advised to review the Company’s Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

Other Matters

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the Election of the Directors, Amendment of the Certificate of Incorporation to Approve a Reverse Stock Split, and the Ratification of Auditors. Should any other matter be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

We file annual, quarterly and special reports, proxy statements and other information with the SEC.  The public may read and copy any materials that we have filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C.  20549.  The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains an Internet site that contains the reports, proxy and information statements and other information regarding the Company that we have filed electronically with the SEC.  The address of the SEC’s Internet site is http://www.sec.gov.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K covering the fiscal year ended December 31, 2008, and all amendments thereto, accompanies this Proxy Statement. Except for the financial statements included in the Annual Report that are specifically incorporated by reference herein, the Annual Report on Form 10-K is not incorporated in this Proxy Statement and is not to be deemed part of this proxy soliciting material. Additional copies of the Annual Report on Form 10-K are available upon request.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Liu Yu
Liu Yu
Chairman of the Board of Directors

[November 8], 2010

Annex A

Form of Certificate of Amendment

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
ORSUS XELENT TECHNOLOGIES, INC.

It is hereby certified that:

1.  The name of the corporation (hereinafter called the "Corporation") is Orsus Xelent Technologies, Inc.

2.  The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on May 25, 2004, and was amended pursuant to a Certificate of Ownership and Merger, which was filed with the Secretary of State of the State of Delaware on April 7, 2005, and was further amended pursuant to that Certificate of Change of Registered Agent, which was filed with the Secretary of State of the State of Delaware on April 12, 2005.

3.  The Corporation effectuated a reverse stock split on a one (1) for thirty (30) basis (the “Reverse Stock Split”) on the issued and outstanding shares of its common stock, par value $.001 (the “Common Stock”).  Immediately prior to the Reverse Stock Split, on ________, 2010, the aggregate number of issued and outstanding shares of Common Stock was _______.  As a result of the Reverse Stock Split, the number of issued and outstanding shares of Common Stock was ___________.

4.  In connection with the Reverse Stock Split, the Certificate of Incorporation, as amended, is hereby further amended by striking out Article FOURTH in its entirety and replacing it with the following two paragraphs:

“FOURTH:  The total number of shares of stock which this corporation is authorized to issue is 110,000,000 of which 100,000,000 shares shall be Common Stock with a par value of $.001 and 10,000,000 shares shall be Preferred Stock with a par value of $.001.

Upon the filing and effectiveness (the "Effective Time") pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each[thirty (30)] shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the "Reverse Stock Split"). No fractional shares shall be issued in connection with the Reverse Stock Split. Shares shall be rounded up to the nearest whole share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock ("Old Certificates"), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the rounding up of any fractional share interests as described above.

4.  The amendment of the Certificate of Incorporation of the Corporation herein certified was duly adopted, pursuant to the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Signed on ____, 2010

By:
Title:

1

ORSUS XELENT TECHNOLOGIES, INC.
29th Floor, Tower B, Chaowai MEN Office Building
26 Chaowai Street, Chaoyang Disc.
Beijing, People’s Republic Of China 100020

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on December 30, 2010

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Guoji Liu and Hua Chen, INDIVIDUALLY or any of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of the Company which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at [9:00 a.m., local time], at Suite 1009-1011, Tower C1, Oriental Plaza, No.1 East Chang An Avenue, Dongcheng District, Beijing, 100738 or at any adjournment or adjournments thereof.

This proxy will be voted in accordance with the instructions indicated on the reverse side of this card.  If no instructions are given, this proxy will be voted FOR the proposals and in the proxies’ discretion upon such other business as may properly come before the meeting and any adjournments or postponements thereof.

Please date, sign and mail your proxy card in the
envelope provided as soon as possible.

FOR THE MATTER SET FORTH BELOW, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS. Guoji Liu, Liu Yu, Naizhong Che, Guowei Zhang, and Changhui Guo

☐ FOR all nominees, listed above (except as specified below). ☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDICATED NOMINEE, WRITE THE NAME(S) OF
THE NOMINEE(S) IN THE SPACE PROVIDED: ___________________________________
 _______________________________________________________________________________
2.
APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AT AN EXCHANGE RATIO OF UP TO ONE (1) FOR THIRTY (30), WITH THE FINAL SPLIT RATIO TO BE DECIDED UPON AT THE SOLE DISCRETION OF MANAGEMENT AND APPROVED BY THE BOARD.

☐FOR the AMENDMENT TO THE CERTIFICATE OF INCORPORATION. ☐AGAINST the AMENDEMENT TO THE CERTIFICATE OF INCORPORATION. ☐ABSTAIN
3.	RATIFICATION OF APPOINTMENT OF KABANI & COMPANY, INC. AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2010.

☐ FOR the ratification of KABANI & COMPANY, INC. ☐ AGAINST the ratification of KABANI & COMPANY, INC. ☐ ABSTAIN

DATED: _________________, 2010

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Name:
Address:	Signature

Signature if held jointly
Number of Shares:

ORSUS XELENT TECHNOLOGIES, INC.

**Important Notice Regarding the Availability of Proxy Materials**

for the

Shareholder Meeting to Be Held on

December 30, 2010

In accordance with rules and regulations adopted by the Securities and Exchange Commission, we are now providing access to our proxy materials, including the proxy statement, our Annual Report for the 2009 fiscal year and a form of proxy relating to the annual meeting, over the internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.proxyvote.com. These proxy materials are available free of charge.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors:

Nominees:	Guoji Liu
Liu Yu
Naizhong Che
Guowei Zhang
Changhui Guo

2.      Approval of an amendment to the certificate of incorporation to implement a reverse stock split of the Company’s issued and outstanding common stock at an exchange ratio of up to one (1) for thirty (30), with the final split ratio to be decided upon at the sole discretion of management and approved by the Board.

3.      Ratification of Appointment of Kabani & Company Inc. as the Company’s Independent Public Accountants for the Fiscal Year ending December 31, 2010.